UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 28, 2009 (July 22, 2009)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 22, 2009, Cell Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Rodman & Renshaw, LLC (the “Underwriter”) to issue and sell 29,332,107 shares of the Company’s common stock, no par value (the “Common Stock”), and warrants to purchase up to 7,333,027 shares of Common Stock, at a public offering price of $1.30 per share of Common Stock and warrant to purchase 0.25 shares of Common Stock (the “Offering”). Each warrant has an exercise price of $1.70 per share of Common Stock. The warrants are exercisable immediately upon the date of issuance and terminate nine months after the date of issuance. All shares and warrants were offered by the Company and were sold under the Company’s registration statement on Form S-3 (File No. 333-158272), as supplemented by the prospectus supplement filed with the Securities and Exchange Commission on July 22, 2009. The Company granted the Underwriter a 30-day option to purchase up to 4,399,816 additional shares of Common Stock and warrants to purchase up to 1,099,954 additional shares of Common Stock to cover over-allotments and the Company announced on July 24, 2009 that the Underwriter elected to exercise the over-allotment option in full at the closing of the Offering. On July 28, 2009, the Company closed the Offering.

In connection with the Offering and as partial compensation for the Underwriter’s services, the Company issued to the Underwriter a warrant to purchase up to 586,642 registered shares of Common Stock at an exercise price of $1.70 per share. This warrant is exercisable commencing on the date six months from the issuance date and expiring five years from the closing date of the Offering.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

A copy of the opinion of Karr Tuttle Campbell relating to the legality of the Common Stock and warrants is attached hereto as Exhibit 5.1.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Offering, the Company issued to Trout Capital LLC a warrant to purchase up to 337,319 shares of Common Stock at an exercise price of $1.56 per share (the “Financial Advisor Warrant”) for financial advisory services in connection with the Offering. The Financial Advisor Warrant was issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release, entitled “Cell Therapeutics, Inc. Announces Closing of Public Offering of Common Stock and Warrants” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 22, 2009, by and between Cell Therapeutics, Inc. and Rodman & Renshaw, LLC.

4.1	Form of Common Stock Purchase Warrant.

5.1	Opinion of Karr Tuttle Campbell.

99.1	Press Release, dated July 28, 2009, entitled “Cell Therapeutics, Inc. Announces Closing of Public Offering of Common Stock and Warrants.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: July 28, 2009	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 22, 2009, by and between Cell Therapeutics, Inc. and Rodman & Renshaw, LLC.

4.1	Form of Common Stock Purchase Warrant.

5.1	Opinion of Karr Tuttle Campbell.

99.1	Press Release, dated July 28, 2009, entitled “Cell Therapeutics, Inc. Announces Closing of Public Offering of Common Stock and Warrants.”